UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 8, 2015

Soupman, Inc.

(Exact name of registrant as specified in charter)

Delaware

(State or other jurisdiction of incorporation)

000-53943	61-1638630
(Commission File Number)	(IRS Employer Identification No.)

1110 South Avenue, Suite 100

Staten Island, NY 10314

(Address of principal executive offices and zip code)

(212)  768-7687

  (Registrant’s telephone number including area code)

(Former Name and Former Address)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 8, 2015, Mr. Gannon resigned from the Board of Directors of Soupman, Inc. (the “Company”) and from all positions held with the Company. The resignation did not involve any disagreement with the Company.

On January 9, 2015, Pat Guadagno and Dan Noor Sr. were appointed to the Company’s Board of Directors

Pat Guadagno is the Chairman of Packwood Financial, a management consulting firm formed by him to provide financial consulting services to companies and other clients.  From January 2014 through December 2014 he was employed as a Vice President and registered representative at National Securities Corporation in New York, N.Y. From February 2010 through December 2013, he was employed as a Vice President and registered representative at Legend Securities, Inc.  He began his career over thirty years ago at Kidder Peabody & Co. and holds a Series 7, 24, 64 and 65 license.

Dan Noor Sr. is currently Managing Director at Virtu Capital, a management consulting firm formed by him to provide financial consulting services to companies and other clients, including assistance with the delivery and implementation of financial plans.  Prior to 2013, for over five years he was the principal at I Focus Consultants, a management consulting firm providing advice regarding venture capital and investment banking transactions for over five years.  Mr. Noor received his training and education from New York University in 1992 with a BS/BA in Political Science and Sociology.

There are no family relationships between Messrs. Guadagno and Noor and any director, executive officer or person nominated or chosen by the Company to become as director or executive officer.  Additionally, there have been no transactions involving Mr. Noor that would require disclosure under Item 404(a) of Regulation S-K.

The Company has a five month consulting agreement with Mr. Guadagno which provides for the provision of certain advisory services by, and payments of up to $100,000 to, Mr. Guadagno, subject to adjustment for future services provided. The foregoing description of the consulting agreement is qualified in its entirety by the full text of the consulting agreement, which was filed as Exhibit 10.2 to the Company’s Current Report on Form 8-K, dated January 7, 2015.

Item 9.01	Financial Statements and Exhibits.

10.1	Consulting Agreement with Pat Guadagno (incorporated by reference to Exhibit 10.2 of the Company’s Current Report on Form 8-K, dated January 7, 2015.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 13, 2015	SOUPMAN, INC.

	By:	/s/ Robert N. Bertrand
Name: Robert N. Bertrand Title: President and Chief Financial Officer